UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 24, 2016, PowerSecure International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Southern Company, a Delaware corporation (“Southern”), and PSMS Corp., a Delaware corporation and wholly-owned subsidiary of Southern (“Merger Sub”), providing for the merger of Merger Sub with and into the Company on the terms and conditions set forth in the Merger Agreement (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Southern upon consummation of the Merger.

The Company’s Board of Directors (the “Company Board”) has unanimously (i) adopted the Merger Agreement and determined that the Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company’s stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (iii) resolved to recommend that the Company’s stockholders approve the Merger Agreement and the Merger and other transactions contemplated by the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.01 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time, other than certain excluded shares, will be converted automatically into the right to receive $18.75 in cash, without interest (the “Merger Consideration”).

The Merger Agreement also provides that, at the Effective Time, all outstanding Company options will be deemed to be fully vested and converted into the right to receive a cash payment equal to the excess of the Merger Consideration over the exercise prices of such stock options. All outstanding Company restricted shares and restricted stock units will be deemed to be fully vested and converted into the right to receive the Merger Consideration, except for certain unvested restricted shares held by the Company’s Chief Executive Officer, which will be converted into a stock award relating to shares of Southern as further described below. All Company performance share units payable in shares of Common Stock will be deemed vested at the target level of achievement and converted into the right to receive the Merger Consideration.

Stockholders of the Company will be asked to vote on the approval of the Merger Agreement at a stockholders meeting that will be held on a date to be announced. Consummation of the Merger is subject to various closing conditions, including, among others (i) the approval of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of Common Stock (the “Stockholder Approval”), (ii) the receipt of all regulatory approvals required to consummate the Merger, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or injunction prohibiting the consummation of the Merger, and (iv) other customary closing conditions, including (a) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), (b) each party’s performance in all material respects with its obligations under the Merger Agreement, and (c) no material adverse effect (as defined in the Merger Agreement) on the Company having occurred. The Merger is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants by the Company and Southern, including, among others, covenants by the Company not to solicit proposals relating to alternative business combinations or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative business combination proposals or withdraw or adversely modify the recommendation of the Company Board in favor of the Stockholder Approval. In addition, the Merger Agreement contains (i) agreements of the Company to conduct its business in the ordinary course until the Merger is consummated, to not engage in certain kinds of transactions, to convene and hold a meeting of its stockholders for the purpose of obtaining the Stockholder Approval and (ii) agreements by each of the parties to use their reasonable best efforts to obtain all required regulatory approvals.

The Merger Agreement contains certain termination rights, including the right of the Company to terminate the Merger Agreement if the Company Board has changed its recommendation in favor of the Merger in connection with a “Superior Proposal” or “Intervening Event” as such terms are defined in the Merger Agreement. The Merger Agreement also provides that, upon termination of the Merger Agreement in specified circumstances, the Company will be required to pay Southern a termination fee of $12,000,000. In addition, subject to certain exceptions and limitations, either party may terminate the Merger Agreement if the Merger is not consummated by November 30, 2016.

On February 23, 2016, the lenders under the Company’s credit facility provided a waiver (the “Waiver”) of any event of default arising from the execution of the Merger Agreement (but not the consummation of the Merger) under that certain Amended and Restated Credit Agreement, dated as of December 21, 2011, as amended and restated, by and among the Company, Citibank, N.A. and Branch Banking and Trust Company in their capacity as lenders, and Citibank, N.A. in its capacity as the administrative agent.

The foregoing description of the Merger Agreement, the transactions contemplated thereby and the Waiver does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the Waiver, which are attached hereto as Exhibit 2.1 and 10.1, respectively, and incorporated herein by reference.

Cautionary Note Regarding the Merger Agreement

The Merger Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties made by the Company and Southern. Such representations and warranties were made only for the purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, and are not intended to be and should not be relied upon by any other person. In addition, these representations and warranties should not be treated as establishing matters of fact, but rather as a way of allocating risk between the parties. Moreover, certain of the representations and warranties may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified, modified or excepted by information in confidential disclosure schedules provided in connection with the signing of the Merger Agreement. In addition, certain of these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. Also, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. Accordingly, investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates, or their assets, business, properties, debts or liabilities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2016, in connection with the execution of the Merger Agreement, the Company, Southern and Sidney Hinton, the Company’s Chief Executive Officer entered into a letter agreement (the “Letter Agreement”) that addresses Mr. Hinton’s compensation arrangements. Under the Letter Agreement, Mr. Hinton has waived his right under his existing employment agreement with the Company (the “Employment Agreement”) to terminate his employment with the company for good reason as a result of the fact that he will no longer serve as chief executive officer of a public company following consummation of the Merger. The Letter Agreement further provides that the term of the Employment Agreement will expire on December 31, 2016, but that Mr. Hinton’s existing severance rights under the Employment Agreement will continue for three years following completion of the Merger. In addition, under the Letter Agreement, Southern has agreed to honor the annuity arrangement previously granted to Mr. Hinton.

Under the Letter Agreement, Mr. Hinton also waived his right to accelerated vesting of 72,054 shares of restricted Common Stock and agreed that those shares would convert at Closing into a Southern performance-based stock award (the “Rollover RSU Award”) with a three-year vesting term, a guaranteed value based on the value of the Merger Consideration and potential additional value of up to 50% of the target shares depending upon performance. Vesting of the Rollover RSU Award would accelerate upon the termination of Mr. Hinton’s employment, other than a voluntary termination of employment without good reason. Southern further agreed to grant to Mr. Hinton a Southern performance-based stock award (the “Milestone Award”) having a grant date value of $3 million. The Milestone Award will have a five-year performance period and a payout range of 0 to 200% depending on performance. If Mr. Hinton resigns for good reason or is terminated without cause or due to death or disability during the fourth or fifth year of the Milestone Award performance period, he will receive a target payout of the Milestone Award.

The terms of the Letter Agreement will take effect only if the Merger is completed.

The Letter Agreement and the terms thereof were approved by the Compensation Committee of the Company Board.

The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, which is attached hereto as 10.2 and incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between the Company and Southern. In connection with the transaction, the Company intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement that will be mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE TRANSACTION. Investors and security holders will be able to obtain the proxy statement (when available), as well as other materials and documents filed with the SEC, free of charge, at the SEC’s website at www.sec.gov, or free of charge from the Company at www.powersecure.com under the Investor Relations tab or by directing a request to the Company at PowerSecure International, Inc., 1609 Heritage Commerce Court, Wake Forest, North Carolina 27587, attention: Investor Relations. Investors and security holders may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 24, 2015, and in its Annual Report on Form 10-K filed with the SEC on March 2, 2015. These documents can be obtained free of charge as indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the expected benefits of the transaction, such as growth potential, market profile, financial strength, and enhanced earnings per share, the expected timing of the completion of the transaction, future financial and operating results, Southern’s and the Company’s future plans, objectives, expectations and intentions. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “intend,” “estimate,” “plan,” “believe,” “may,” “project,” “potential,” “forecast,” “target,” “guidance,” “outlook,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology.

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the risk that the businesses will not be integrated successfully; the possibility that the anticipated benefits from the transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs related to the integration of Southern and the Company will be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on transaction-related issues; the on-going uncertainty and inconsistency in the economy, financial markets and business markets; the impact of legislative, regulatory and competitive changes; and other and other risks, uncertainties and other factors identified from time to time in in the Company’s reports filed with or furnished to the Securities and Exchange Commission, including its most recent Annual Report on

Form 10-K, as well as subsequently filed Quarterly Reports Form 10-Q and Current Reports on Form 8-K, copies of which may be obtained by visiting the investor relations page of the Company’s website or the SEC’s website at www.sec.gov. There can be no assurance that the transaction will in fact be consummated.

The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this release. The Company does not undertake any duty or obligation to update or revise any forward-looking statement for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated February 24, 2016, by and among The Southern Company, PSMS Corp. and PowerSecure International, Inc.*

10.1	Waiver to Credit Agreement, dated as of February 23, 2016, among PowerSecure International, Inc., Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender

10.2	Letter Agreement, dated February 24, 2016, among The Southern Company, PowerSecure International, Inc. and Sidney Hinton

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. PowerSecure International, Inc. will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President and Chief Financial Officer

Dated: February 25, 2016

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